Exhibit 10.5

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of March 1, 2026 (the “Effective Date”) by and among Candid Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on the signature pages hereto, severally and not jointly (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 7 hereof.

RECITALS

WHEREAS, the Company is party to that certain Agreement and Plan of Merger and Reorganization by and among the Company, Farmington Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Rallybio Corporation, a Delaware corporation (“Parent”), dated on or about the date hereof (the “Merger Agreement”), pursuant to which the Company will merge with and into Merger Sub and become a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate amount equal to $505,508,000 of shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) in accordance with the terms and provisions of this Agreement, immediately prior to, but subject to, the closing of the Merger; and

WHEREAS, the Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D promulgated under the 1933 Act.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Authorization of Securities.

1.01 The Company has authorized the sale and issuance of shares of Common Stock on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares” or “Securities”.

SECTION 2. Sale and Purchase of the Securities.

2.01 Upon the terms and subject to the conditions contained herein, the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, at a closing to take place remotely via exchange of executed documents (the “Closing” and the date of the Closing, the “Closing Date”) to occur immediately prior to the Effective Time (as such term is defined in the Merger Agreement), that number of Shares (the “Closing Shares”) equal to (rounded down to the nearest whole Share) (i) the aggregate commitment amount set forth under the heading “Commitment Amount” and opposite such Purchaser’s name on the Schedule of Purchasers set forth on Schedule I (the “Commitment Amount”) divided by (ii) the Purchase Price.

2.02 At or prior to the Closing, each Purchaser will pay the aggregate subscription amount equal to the product of (A) the aggregate Closing Shares purchased under Section 2.01, multiplied by (B) the Purchase Price (the “Subscription Amount”) by wire transfer of immediately available funds (a “Wire”) in accordance with wire instructions provided by the Company to the Purchasers at least five (5) Business Days prior to the Closing (the “Wire Instructions Notice”); provided, for the avoidance of doubt, that no Purchaser shall be required to fund prior to the date on which the conditions to the Purchaser’s

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obligations set forth in Section 6.01 below are satisfied (other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement and the Closing). If so requested by the Company in the Wire Instructions Notice and agreed by the applicable Purchaser, the Subscription Amount of each Purchaser shall be paid into an escrow fund or trust account designated by the Company in writing (the “Escrow Account”) to be released to the Company only upon satisfaction of each of the closing conditions set forth in Section 6 below. In the event the Closing does not occur within three (3) Business Days of the Closing Date specified in the Wire Instructions Notice, unless otherwise agreed by the Company and such Purchaser, the Company shall, or shall cause the escrow agent for the Escrow Account to, promptly (but not later than two (2) Business Days thereafter) return the aggregate Purchase Price to such Purchaser by wire transfer of U.S. dollars in immediately available funds to the account specified by such Purchaser. On the Closing Date, the Company will deliver, against payment by each Purchaser of its Subscription Amount, the Closing Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 3.10 hereof), and shall provide evidence of such issuance from the Company’s transfer agent as of the Closing Date to each Purchaser. Notwithstanding anything to the contrary in this Agreement, (i) each Purchaser acknowledges that, as may be agreed among the Company and one or more Purchasers, such Purchasers may not be required to fund their respective Subscription Amounts until such Purchasers receive evidence of the issuance of the Closing Shares to such Purchaser (or its nominee in accordance with its delivery instructions) in form and substance reasonably acceptable to such Purchaser and such Purchasers shall not be required to fund their respective Subscription Amounts into the Escrow Account and (ii) the Schedule of Purchasers may be amended by the Company and the affected Purchaser up to three (3) Business Days prior to the Closing, without the consent of the other parties hereto, to reflect the Subscription Amount paid by each Purchaser at the Closing and the actual number of Shares purchased by each Purchaser at the Closing, provided that the Company shall provide to Purchasers such updated Schedule of Purchasers. For the avoidance of doubt, an amendment to this Agreement after the Effective Date allowing for the sale of additional Securities (“Additional Securities”) to one or more Persons (whether or not an existing Purchaser) shall only require the approval of the Company and the Purchaser Majority; provided that the price paid for such Additional Securities is equal to or greater than the Purchase Price. Subsequent to Closing, upon request of a Purchaser, the Company shall use commercially reasonable efforts to deliver, or cause to be delivered, to Purchaser within two (2) Business Days of such request a book-entry statement of account from Parent’s transfer agent reflecting the issuance of shares of Parent Common Stock (as defined in the Merger Agreement) received in the Merger in exchange for the Shares.

SECTION 3. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company that:

3.01 Organization. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

3.02 Validity. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming that this Agreement constitutes the valid and binding obligation of the Company, constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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3.03 No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser, the purchase of the Securities in accordance with their terms and the consummation by the Purchaser of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Purchaser (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of the Purchaser, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of the Purchaser to perform its obligations under this Agreement.

3.04 Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by the Purchaser who is entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

3.05 Investment Representations and Warranties. The Purchaser hereby represents and warrants that, it (i) as of the date of this Agreement is a “qualified institutional buyer” (as defined in Rule 144A under the 1933 Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the 1933 Act; or (ii) if an individual, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the 1933 Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities. The Purchaser further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities and is an “institutional account” as defined by FINRA Rule 4512(c). The Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the 1933 Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

3.06 Acquisition for Own Account. The Purchaser is acquiring the Securities for its own account for investment and not with a view towards distribution in a manner which would violate the 1933 Act or any applicable state or other securities laws. The Purchaser has not been formed for the specific purpose of acquiring the Securities, to the extent such fact is required for the purposes of qualifying as an accredited investor.

3.07 No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement. The purchase of the Securities by the Purchaser has not been solicited by or through anyone other than the Company or, on the Company’s behalf, by Jefferies LLC, BofA Securities, Inc., TD Securities (USA), LLC, or Cantor Fitzgerald & Co. (collectively, the “Placement Agents”), who have been engaged as joint placement agents for the offering of the Securities.

3.08 Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser is a sophisticated institutional investor, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement, and has sufficient knowledge and experience in investing in investments similar to the Securities to properly evaluate the merits and risks of the investment in the Securities. The Purchaser is able to bear the economic and other risks of an investment in the Securities including but not limited to loss of the Purchaser’s entire investment therein.

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3.09 Disqualification Event. To the extent the Purchaser is one of the covered persons identified in Rule 506(d)(1), the Purchaser represents that no disqualifying event described in Rule 506(d)(1)(i-viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Purchaser or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the 1933 Act.

3.10 Restricted Securities. Such Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the 1933 Act, and such Purchaser understands that the Securities have not been registered under the 1933 Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the 1933 Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by such Purchaser unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the 1933 Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of such Purchaser’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Such Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. Such Purchaser acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

Each Purchaser understands that any certificates or book entry notations evidencing the Securities may bear one or more legends in substantially the following form and substance:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION). NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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In addition, the Securities may contain a legend regarding affiliate status of the Purchaser, if applicable, provided that the Company will notify the Purchaser in advance of Closing if such legend is to be placed on its Securities.

3.11 Review and Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of its purchase of the Securities set forth opposite such Purchaser’s name on the Schedule of Purchasers and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences, and on the Purchaser’s own sources of information and advisors with respect to all tax matters, and not on any statements or representations of the Company (other than the representations and warranties in this Agreement), the Placement Agents or any of their respective agents, and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. Based on such information as the Purchaser deemed appropriate and without reliance upon the Placement Agents, the Purchaser has independently made its own analysis and decision to purchase the Securities. The Purchaser has (i) had the opportunity to ask questions of and receive answers directly with respect to its purchase of Securities, and (ii) conducted and completed its own independent due diligence with respect to the purchase of Securities.

3.12 Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on the Schedule of Purchasers, or as otherwise noted on the Schedule of Purchasers.

3.13 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities and the terms of the Merger with the Company’s management. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Purchasers to rely thereon.

SECTION 4. Representations and Warranties by the Company. The Company represents and warrants to the Purchasers as of the date of this Agreement and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) that:

4.01 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failure to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect. Each of the Company’s subsidiaries is (i) duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties and (ii) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which such qualification is required, except in each case as would not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” means any change, condition, event, circumstance, occurrence, result, state of facts or development that has or would reasonably be expected to have a materially adverse effect on (a) the business, condition (financial or otherwise), assets, operations, results of operations, stockholders’ equity or financial performance of the Company and its subsidiaries, taken as a whole or (b) the Company’s ability to consummate the transactions contemplated hereby.

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4.02 Subsidiaries. Except for Shanghai Tandi Biopharmaceutical Technology Co., Ltd, a wholly-owned subsidiary, the Company does not have any subsidiaries and does not otherwise own any shares of capital stock or any interest in any other Person. The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.

4.03 Validity; Valid Issuance of Securities. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, subject only to (i) the adoption of the Merger Agreement in accordance with the terms thereof by the Company’s stockholders under the Delaware General Corporation Law and the Company’s certificate of incorporation and (ii) the filing of an amendment to the Company’s certificate of incorporation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each Purchaser, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Securities are duly authorized and, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of any liens or other restrictions, other than restrictions on transfer under applicable state and federal securities or such restrictions as the Purchaser has agreed to in writing with the Company, and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation, as amended by the certificate of amendment to be filed immediately prior to the Closing, or bylaws or the Delaware General Corporation Law. All of the issued and outstanding shares of capital stock of the Company have been issued in compliance in all material respects with applicable federal and state securities laws.

4.04 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 hereof and except as set forth in the Merger Agreement and the filing of the certificate of amendment to the Company’s certificate of incorporation, no material consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity (as defined below) is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

4.05 Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or similar organizational document, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and the performance of this Agreement and the consummation of the transactions contemplated herein (including the issuance and sale of the Securities) and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, (1) conflict with

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or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, (2) result in any violation of the provisions of the certificate of incorporation, by-laws or similar organizational document of the Company or any of its subsidiaries or (3) result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clauses (1) and (3), for such violations as would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or materially affect the validity of the Securities or the legal authority of the Company to perform its obligations hereunder and timely comply in all material respects with the terms of this Agreement or the Merger Agreement.

4.06 Absence of Proceedings. There is no action, suit, proceeding or, to the knowledge of the Company, inquiry or investigation, before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which would have or reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Securities or the legal authority of the Company to perform its obligations hereunder and timely comply in all material respects with the terms of this Agreement or the Merger Agreement.

4.07 Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure to comply would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or reasonably be expected to have a Material Adverse Effect.

4.08 Payment of Taxes. The Company and its subsidiaries have filed all federal, state and foreign income tax returns and other tax returns required to have been filed under applicable law (or extensions have been duly obtained) and have paid all taxes required to have been paid by them, except for those which are being contested in good faith and except where failure to file such tax returns or pay such taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No assessment in connection with U.S. federal income tax returns has been made against the Company that has not been paid or otherwise resolved in full. The Company and its subsidiaries have filed all tax returns that are required to have been filed by them through the date hereof or have timely requested extensions thereof pursuant to applicable law except insofar as the failure to file such returns would not have or reasonably be expected to have a Material Adverse Effect, and have paid all taxes due pursuant to such returns or all taxes due and payable pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company or its subsidiaries and except where the failure to pay such taxes would not have or reasonably be expected to have a Material Adverse Effect.

4.09 Insurance. The Company and the subsidiaries carry or are entitled to the benefits of insurance, with what the Company reasonably believes to be financially sound and reputable insurers, in such amounts and covering such risks as is customary for similarly situated companies and is adequate for the conduct of their respective businesses and the value of their respective properties and assets, and all

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such insurance is in full force and effect. The Company has no reason to believe that it or any of the subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have or reasonably be expected to have a Material Adverse Effect.

4.10 Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

4.11 Regulatory Matters. Except as would not, singly or in the aggregate, have or reasonably be expected to have a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries has received any FDA Form 483, notice of adverse finding, warning letter or other correspondence or written notice from the U.S. Food and Drug Administration (“FDA”) or any other Governmental Entity alleging or asserting noncompliance with any Applicable Laws (as defined in clause (ii) below) or Authorizations (as defined in clause (iii) below); (ii) the Company and each of its subsidiaries is and has been in compliance with statutes, laws, ordinances, rules and regulations applicable to the Company and its subsidiaries for the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., similar laws of other Governmental Entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (iii) the Company and each of its subsidiaries possesses all licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or to carry on its businesses as now conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iv) neither the Company nor any of its subsidiaries has received notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations or has any knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any noncompliance with or violation of any Applicable Laws by the Company or any of its subsidiaries that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by FDA or similar Governmental Entity; (v) neither the Company nor any of its subsidiaries has received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Entity is threatening or is considering such action; and (vi) the Company and each of its subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission).

4.12 Compliance With Laws. The Company and its subsidiaries have complied with, are not in violation of, and have not received any written notice alleging any violation with respect to, any applicable provisions of any statute, law or regulation with respect to the conduct of its respective business, or the ownership or operation of its respective properties or assets, except for such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

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4.13 Financial Statements. The Company has made available to each Purchaser its consolidated unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of and for the fiscal year ended December 31, 2024 and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of September 30, 2025 (the “Balance Sheet Date”) and for the nine-month period ended on the Balance Sheet Date (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes and other presentation items required by GAAP. The Financial Statements fairly present in all material respects the financial condition of the Company and its subsidiaries as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Since the Balance Sheet Date, the Company has not incurred any liabilities or obligations, contingent or otherwise, that would be, individually or in the aggregate, material to the Company, other than (a) liabilities incurred in the ordinary course of business; (b) obligations under contracts and commitments incurred in the ordinary course of business; (c) liabilities for transaction expenses incurred in connection with the transactions contemplated by this Agreement and the Merger Agreement; and (d) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements. The Company maintains and will continue to maintain a standard system of accounting established and administered to provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements of the Company in conformity with GAAP. Since the Balance Sheet Date, there has been no material change to any material contract or arrangement by which the Company or any of its subsidiaries is bound or to which any of their respective properties or assets is subject, nor any other event or condition of any character that, in each case, has had or would reasonably be expected to have a Material Adverse Effect.

4.14 Information Provided. The information to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Registration Statement (as defined in the Merger Agreement) or supplied by or on behalf of the Company for inclusion in any filing pursuant to Rule 165 and Rule 425 under the 1933 Act or Rule 14a-12 under the 1934 Act, including the Company Presentation (each a “Regulation M-A Filing”), shall not, at the time the Registration Statement or any such Regulation M-A Filing is filed with the Commission, at any time it is amended or supplemented or at the time the Registration Statement is declared effective by the Commission, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The information to be supplied by or on behalf of the Company for inclusion in the Registration Statement to be sent to the stockholders of Parent in connection with the meeting of Parent’s stockholders (the “Public Company Meeting”), shall not, on the date the proxy statement/prospectus included in the Registration Statement is first mailed to stockholders of Parent, at the time of the Public Company Meeting or at the Effective Time, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Registration Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Public Company Meeting that has become false or misleading.

4.15 No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement. For the avoidance of doubt, the Company has not entered into any other securities purchase agreement, side letter or other agreement with any other Person on or around the date hereof, that includes terms and conditions that are more favorable to such Person than to any Purchaser hereunder.

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4.16 Private Placement. None of the Company, its subsidiaries or any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration under the 1933 Act of the Securities being sold pursuant to this Agreement. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 3 hereof, the issuance and sale of the Securities is exempt from registration under the 1933 Act.

4.17 No Disqualification Events. No Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii) (iv) or (d)(3) is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any person listed in the first paragraph of Rule 506(d)(1). The Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

4.18 No General Solicitation. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

4.19 No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3 hereof, none of the Company, its subsidiaries or, to the Company’s knowledge, any of its or their Affiliates or any Person acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the 1933 Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any National Exchange on which any of the securities of the Company are listed or designated.

4.20 No Covered Foreign Person. Neither the Company nor any of its subsidiaries is a “covered foreign person,” as that term is defined in 31 C.F.R. § 850.209. The consummation of the transactions contemplated by this Agreement will not result in the establishment of a covered foreign person or the engagement by a “person of a country of concern,” as defined in 31 C.F.R. § 850.221, in a covered activity, as that term is defined in 31 C.F.R. § 850.208. Neither the Company nor any of its subsidiaries currently engage, or have plans to engage, directly or indirectly, in a covered activity.

4.21 Brokers. Other than the Placement Agents, there is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Company that is entitled to any fee or commission in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby (excluding the Merger).

4.22 Additional Representations and Warranties. The Company’s representations and warranties set forth in the Merger Agreement in Section 2.2 (Capital Stock), 2.12 (Benefit Plans), 2.13 (Labor and Employment Matters), 2.14 (Environmental Matters), 2.16 (Contracts), 2.18 (Properties), 2.19 (Intellectual Property), and 2.22 (Related Party Transactions) are hereby incorporated by reference and made by the Company, as qualified by the disclosures in the Company Disclosure Schedule (as defined in the Merger Agreement). As of the Effective Date, to the knowledge of the Company, the representations and warranties of Parent in the Merger Agreement and in any certificate or other writing delivered by Parent pursuant thereto are true and correct as though given in accordance with Section 9.1 of the Merger Agreement.

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4.23 Reliance by Purchasers. The Company acknowledges that each Purchaser will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth in this Agreement.

4.24 Lock-Up Agreements. The Company shall not consent or agree to amend, alter, waive or otherwise modify the terms of any of the Company Lock-Up Agreements (as defined in the Merger Agreement) without the consent of the Placement Agents and the Purchaser Majority.

4.25 Anti-Bribery and Anti-Money Laundering Laws; Sanctions. Each of the Company, its subsidiaries and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, or (C) except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, any laws with respect to import and export control and economic sanctions, including the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and economic sanctions regulations and executive orders administered by the U.S. Department of the Treasury Office of Foreign Asset Control.

4.26 Clinical Data and Regulatory Compliance. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the preclinical tests and clinical trials, and other studies used to support regulatory approval (collectively, “studies”) being conducted by the Company that are described in, or the results of which are referred to in, the Company Presentation were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such studies and with standard medical and scientific research procedures; (ii) each description of the results of such studies is accurate and complete in all material respects and fairly presents the data derived from such studies, and the Company and its Subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Company Presentation; (iii) the Company and its Subsidiaries have made or will make all such filings and obtained all such approvals as may be required by the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”) for the conduct of its business as described in the Company Presentation; (iv) neither the Company nor any of its Subsidiaries has received any notice of, or correspondence from, any Regulatory Agency requiring the termination or suspension of or imposing any clinical hold on any clinical trials that are described or referred to in the Company Presentation; and (v) the Company and its Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

4.27 Parent Reps. As of the Effective Date and as of the Closing Date, to the knowledge of the Company, the representations and warranties of Parent contained in Section 3 of the Merger Agreement and in any certificate or other writing delivered by Parent pursuant thereto are true and correct as though given in accordance with Section 8.1 of the Merger Agreement.

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SECTION 5. Covenants.

5.01 Further Assurances. At or prior to Closing, each party agrees to cooperate and generally do such reasonable acts and things in good faith as may be necessary to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement and effectuate the intents and purposes of this Agreement subject to the terms and conditions hereof.

5.02 Disclosure of Transactions and Other Material Information. The Company shall or shall cause Parent to, on or before 9:00 a.m., New York City time, on the Business Day immediately following the Effective Date (or if this Agreement is executed between midnight and 9:00 a.m., New York City time, on any Business Day, no later than 9:01 a.m. on the Effective Date), issue one or more press releases and/or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document” and the actual issuance or acceptance (as applicable) of the filing of such press releases or Current Report on Form 8-K, the “Disclosure Time”) disclosing all material terms of the transactions contemplated hereby and by the Merger Agreement and any other material nonpublic information that the Company, Parent or their respective officers, directors, employees, agents or any other person acting at the direction of the Company or Parent has provided to the Purchasers in connection with the transactions contemplated by this Agreement and by the Merger Agreement prior to the filing of the Disclosure Document. To the extent any Purchaser is named therein in accordance with the terms of this Agreement, the Company shall provide such Purchaser with a reasonable opportunity to review and provide comments on the draft of such Disclosure Document. The Company represents and warrants that, from and after the Disclosure Time, no Purchaser shall be in possession of any material, nonpublic information received from the Company, Parent or their respective officers, directors, employees, agents or other person acting at their direction. In addition, effective upon the Disclosure Time, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement relating to the subject matter hereof, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, including, without limitation, the Placement Agents, on the one hand, and any Purchaser or any of their respective affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. The Company shall not, and shall cause its officers, directors, employees and agents and Parent not to, publicly disclose the name of any Purchaser or any affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any affiliate or investment adviser of any Purchaser without the prior written consent (including by e-mail) of such Purchaser (i) in any press release, marketing materials or any other public announcement, or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities laws, rules or regulations, (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under regulations of any national securities exchange on which Parent’s securities are listed for trading or (C) to the extent such disclosure contains only information previously approved in accordance with this Section 5.02.

5.03 Concurrent Financing Restructuring. In the event the structure of the Concurrent Financing (as defined in the Merger Agreement) either violates applicable Law (as defined in the Merger Agreement) or materially and adversely affects Parent’s ability to cause the Registration Statement to become effective in a timely manner, and in any event 60 days prior to the End Date (as defined in, and as may be extended in accordance with, the Merger Agreement), then the Company and Purchasers shall cooperate and use commercially reasonable efforts to cause the Concurrent Financing to be amended, modified and/or restructured such that such investment occurs as a direct acquisition of shares of Parent

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Common Stock (as defined in the Merger Agreement) substantially contemporaneously with the Closing in a manner which preserves to the extent possible, the amount of funds ultimately received by Parent and its subsidiaries, and the number of share of Parent Common Stock ultimately held by each Purchaser in respect of such amounts as though the Concurrent Financing and the Merger pursuant to the Merger Agreement have been consummated according to their respective terms.

5.04 Expenses. The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

5.05 Form S-4. From the date hereof until the Closing Date, the Company shall use commercially reasonable efforts to ensure the Registration Statement will register the issuance of the shares of Parent Common Stock to be issued, subject to and in accordance with the terms of the Merger Agreement, by virtue of the Contemplated Transactions (as defined in the Merger Agreement).

5.06 Blue Sky Laws. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to each Purchaser at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date.

5.07 No Amendment or Waiver of Merger Agreement Terms. The Company shall not amend, modify or waive (or approve an amendment, modification or a waiver requested by Parent of, or fail to contest an action regarding a breach of) any provision of the Merger Agreement in a manner that would reasonably be expected to materially and adversely affect the benefits that the Purchaser would reasonably expect to receive pursuant to this Agreement without the consent of each Purchaser, it being agreed that any amendment or modification to the definitions of “Company Valuation,” “Company Outstanding Shares,” “Concurrent Financing Merger Shares,” “Concurrent Financing Allocation Percentage,” “Concurrent Investment Amount” and “Concurrent Financing Proceeds” shall be deemed materially adverse to the Purchasers.

5.08 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

5.09 Legend Removal. The restrictive legends described in Section 3.10 shall promptly be removed in accordance with applicable securities laws and, if applicable, the relevant provisions of the Registration Rights Agreement following the closing of the Merger. The shares of Parent Common Stock to be received in the Merger in exchange for the Shares will be issued in book-entry form, free and clear of any liens or other restrictions whatsoever and without restrictive legends in accordance with applicable securities laws.

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5.10 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, trustees, general partners, members, stockholders, partners, managers, employees, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) and each Person who controls such Purchaser (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Indemnified Person may become subject (i) as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement or (ii) as a result of or arising out of any action, claim or proceeding, pending or threatened, against an Indemnified Person in any capacity by any third party (including a stockholder of the Company or Parent), whether directly or in a derivative capacity, who is not an Affiliate of the Indemnified Person, with respect to the transactions contemplated by this Agreement, the Merger Agreement or the Registration Rights Agreement, and will reimburse any such Indemnified Person for all such amounts as they are incurred by such Indemnified Person, except to the extent such amounts have been finally judicially determined to have resulted from such Person’s fraud or willful misconduct.

(b) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.

5.11 Withholding Taxes. Each Purchaser agrees to furnish the Company with any information, representations and forms as shall reasonably be requested by the Company from time to time to assist the Company in complying with any applicable tax law (including any withholding obligations).

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SECTION 6. Conditions of Closing.

6.01 Conditions of the Purchasers’ Obligations at the Closing. The obligations of each Purchaser under Section 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, unless otherwise waived by such Purchaser solely as to itself.

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on the Effective Date, and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except (i) the representations and warranties of the Company set forth in Sections 4.01, 4.03, 4.05 and 4.21 of this Agreement (collectively, the “Fundamental Representations”) shall be true and correct in all respects on the Effective Date and on and as of the Closing Date with the same effect as though such Fundamental Representations had been made on and as of the Closing Date, (ii) to the extent expressly made as of an earlier date in which case as of such earlier date and (iii) representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects).

(b) Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c) Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing Date a certificate, in form and substance reasonably acceptable to the Purchasers, certifying that the conditions specified in Sections 6.01(a), 6.01(b), 6.01(f), 6.01(i), 6.01(j) and 6.01(k) of this Agreement have been fulfilled.

(d) Qualification under Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(e) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate, in form and substance reasonably acceptable to the Purchasers (such consent not to be unreasonably withheld, conditioned or delayed), certifying (i) the certificate of incorporation and bylaws of the Company, (ii) authorization of the Board of Directors of the Company approving this Agreement and the transactions contemplated under this Agreement (including the Merger Agreement) and (iii) as to a certificate evidencing the good standing of the Company in Delaware issued by the Secretary of State of Delaware and in the State of California, issued by the Secretary of the State of California, each issued as of a date within five Business Days of the Closing Date.

(f) Merger. All conditions to the closing of the Merger shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement), and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder. The Merger Agreement or any provision thereof shall not have been amended, modified or waived in contravention of Section 5.07 hereof.

(g) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

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(h) Registration Rights Agreement. The Company shall have delivered the fully executed Registration Rights Agreement.

(i) Registration Statement; Proxy Statement/Prospectus. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose, and no similar proceeding with respect to the Registration Statement shall have been initiated or threatened in writing by the Commission or its staff.

(j) Nasdaq. Parent shall have submitted with Nasdaq an Initial Listing Application in respect of the Parent Common Stock to be issued in the Contemplated Transactions, which shall have been approved by Nasdaq.

(k) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect that is continuing.

(l) Minimum Financing Amount. The Company shall receive at Closing aggregate proceeds from the purchase of Securities pursuant to this Agreement of not less than $450,000,000.

(m) Opinion of Company Counsel. The Placement Agents and the Purchasers shall have received from Cooley LLP, counsel for the Company, an opinion, dated as of the Closing Date, in the form agreed between the Company and the Placement Agents and the Purchaser Majority.

(n) Consents. Any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares, including the approval of the stockholders of Parent in connection with the Public Company Meeting, shall have been obtained.

6.02 Conditions of the Company’s Obligations. The obligations of the Company under Section 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Company in its absolute discretion.

(a) Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct as of the Effective Date and true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except (i) to the extent expressly made as of an earlier date in which case shall be as of such earlier date and (ii) representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects, except as would not, in the aggregate, materially and adversely affect the Purchasers’ ability to consummate the transactions contemplated hereby).

(b) Performance. Each Purchaser shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c) Qualification under Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(d) Merger. All conditions to the closing of the Merger shall have been satisfied or waived (other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement), and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder.

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(e) Payment. Except as may be agreed to among the Company and one or more Purchasers in accordance with Section 2.02, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each Purchaser at the Closing as set forth on the Schedule of Purchasers.

(f) Injunction. The purchase of and payment for the Securities by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation.

SECTION 7. Definitions. Unless the context otherwise requires, the terms defined in this Section 7 shall have the meanings specified for all purposes of this Agreement.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

“Company Presentation” means that certain Investor Presentation, dated February 2026, as provided to the Purchaser prior to the Effective Date and filed by Parent on Form 8-K on or around the Effective Date.

“Commission” means the United States Securities and Exchange Commission.

“Effective Time” has the meaning ascribed to it in the Merger Agreement.

“National Exchange” means the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the New York Stock Exchange.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Price” means an amount equal to (i) the Company Valuation (as defined in the Merger Agreement), (ii) divided by the number of Company Outstanding Shares (as defined in the Merger Agreement but excluding the Securities being issued hereunder) as of immediately prior to the closing of offering of the Securities hereunder.

“Purchaser Majority” means, prior to the Closing, the Purchasers committed to purchase at least a majority the Securities, provided that such majority includes each Purchaser who has committed to purchase (together with its affiliates and affiliated funds) at least $25 million of Securities and, following the Closing, the Purchasers who hold at least a majority of the Securities (including any Parent Common Stock issued in exchange therefore) still held by the Purchasers.

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“Registration Rights Agreement” means the Registration Rights Agreement, in the form attached hereto as Exhibit A, to be entered into at the Closing among the Company and each Purchaser.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as Rule 144.

SECTION 8. Miscellaneous.

8.01 Waivers and Amendments. Neither this Agreement, nor any provision hereof, may be changed, waived, amended or modified orally or by course of dealing, but only by an instrument in writing executed by the Company and the Purchaser Majority, provided that, (a) if any, change, waiver, amendment, modification disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or each Purchaser in such group of Purchasers) shall be required and (b) the consent of each Purchaser shall be required for any change in the Purchase Price, any change in the type of security to be issued to Purchasers at Closing, or the amendment or waiver of this Section 8.01, Section 8.13 or of any of the closing conditions set forth in Sections 6.01(a), 6.01(f), 6.01(i), 6.01(j), or 6.01(k). Notwithstanding the foregoing or anything else herein to the contrary, no amendment, modification, alteration, change or waiver of this Section 8.01 shall be valid without the prior written consent of the Placement Agents, which consent may be granted or withheld in the sole discretion of the Placement Agents.

8.02 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) upon delivery, in the case of email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the Schedule of Purchasers with respect to the Purchasers.

if to the Company:

Candid Therapeutics, Inc.

11622 El Camino Real, Suite 150

San Diego, CA 92130

Attention: [***]

Email: [***]

with a copy to (which shall not constitute notice):

Cooley LLP

10265 Science Center Drive

San Diego, CA 92121

Attention: Charlie Kim; Carlos Ramirez

Email: ckim@cooley.com; cramirez@cooley.com

or at such other address as the Company or each Purchaser may specify by written notice to the other parties hereto in accordance with this Section 8.02.

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8.03 Consent to Electronic Notice. From the date hereof until the Closing Date, each Purchaser consents to the delivery of any stockholder notice pursuant to Section 232 of the Delaware General Corporation Law, as amended or superseded from time to time, at the e-mail address set forth below the Purchaser’s name on the signature page or Schedule I, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

8.04 Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.05 Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction, except to the extent that mandatory principles of Delaware law may apply.

(b) The Company and each of the Purchasers hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of any state court or United States Federal court sitting in the Borough of Manhattan, City of New York in the State of New York;

(ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.02 or at such other address of which the other party shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;

(v) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;

(vi) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and

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(vii) irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement.

8.06 Assignment. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company, in the case of a Purchaser, and (y) the Purchasers, in the case of the Company, provided that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its Affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Purchaser (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 3). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.

8.07 Confidential Information.

(a) Each Purchaser covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to such Purchaser are publicly disclosed by the Company in accordance with Section 5.02 (or earlier termination of this Agreement), such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Purchaser’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.

(b) The Company may request from the Purchasers such reasonable and customary additional information as the Company may deem necessary to evaluate the eligibility of a Purchaser to acquire the Securities, and such Purchaser shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company agrees to keep any such information provided by such Purchaser confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq. The Purchaser acknowledges that the Company (or Parent) may file a copy of this Agreement and the Registration Rights Agreement with the SEC as exhibits to a periodic report, current report or a registration statement of the Company.

8.08 Reliance by and Exculpation of Placement Agents.

(a) Each Purchaser agrees for the express benefit of each Placement Agent, its affiliates and its representatives that (i) it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents, any of their respective affiliates or any of their or their respective representatives, in making its investment or decision to invest in the Company, (ii) the Placement Agents are acting solely as placement agents in connection with the transactions contemplated hereby and are not acting as underwriters, initial purchasers, dealers or in any other such capacity and are

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not and shall not be construed as a fiduciary for such Purchaser, (iii) the Placement Agents, their respective affiliates and representatives have not made, and will not make any representations or warranties with respect to the Company or the offer and sale of the Securities or any other matter concerning the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by the Placement Agents, orally or in writing, to the contrary, (iv) the Purchaser will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Securities, (v) the Purchaser will be purchasing Securities based on the results of its own due diligence investigation of the Company and the Placement Agents and each of their respective directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Securities, or the accuracy, completeness, or adequacy of any information supplied to the Purchaser by the Company, (vi) the Purchaser has negotiated the offer and sale of the Securities directly with the Company, and the Placement Agents will not be responsible for the ultimate success of any such investment and (vii) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. Each Purchaser further represents and warrants to the Placement Agents that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Securities, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. This Section 8.08 shall survive any termination of this Agreement.

(b) The Company agrees and acknowledges that the Placement Agents may rely on its representations, warranties, agreements and covenants contained in this Agreement and each Purchaser agrees that the Placement Agents may rely on such Purchaser’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to the Placement Agents.

(c) Neither the Placement Agents nor any of their respective affiliates or representatives (1) shall be liable for any improper payment made in accordance with the information provided by the Company; (2) makes any representation or warranty, or has any responsibilities as to the validity, enforceability, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions contemplated herein; or (3) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, except in each case for such party’s own gross negligence or willful misconduct.

(d) The Company agrees that the Placement Agents, their respective affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any Purchaser by or on behalf of the Company, and (2) be indemnified by the Company for acting as the Placement Agents hereunder pursuant to the indemnification provisions set forth in the applicable letter agreement between the Company and the Placement Agents.

8.09 Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby, except as expressly set forth in this

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Agreement. Notwithstanding the foregoing, (i) the Placement Agents are intended third-party beneficiaries of the representations and warranties of the each Purchaser and the Company set forth in Section 3, Section 4 and Section 6.01(c) and Section 8.08 respectively, of this Agreement and (ii) the Indemnified Persons are intended third-party beneficiaries of Section 5.10.

8.10 Independent Nature of Purchasers’ Obligations and Right. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (including a “group” within the meaning of Section 13(d)(3) of the 1934 Act), and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement, and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that, to its knowledge, the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser also acknowledges that Cooley LLP has not rendered legal advice to such Purchaser. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

8.11 Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.12 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

8.13 Entire Agreement. This Agreement and the other agreements contemplated hereby (including all schedules and exhibits hereto and thereto), constitute the entire agreement between the parties hereto respecting the subject matter of this Agreement and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter of this Agreement, whether written or oral.

8.14 Survival. The covenants, representations and warranties made by each party hereto contained in this Agreement shall survive the Closing and the delivery of the Securities in accordance with their respective terms. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

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8.15 Contract Interpretation. This Agreement is the joint product of each Purchaser and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

8.16 Arm’s Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm’s-length negotiations.

8.17 Termination. This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time that the Merger Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the Company and the Purchaser (provided that such termination shall not otherwise apply to the other Purchasers), (c) by the Company, if any of the conditions set forth in Section 6.02 shall have become incapable of fulfillment and shall not have been waived by the Company, (d) by a Purchaser, if any of the conditions set forth in Section 6.01 shall have become incapable of fulfillment and shall not have been waived by such Purchaser or (e) the Closing has not occurred by the six month anniversary of the Effective Date (or the 8 month anniversary of the Effective Date if the End Date is automatically extended per the terms of the Merger Agreement). The Company shall notify each Purchaser of any termination of the Merger Agreement as promptly as practicable after the termination thereof. Upon the termination hereof in accordance with this Section 8.17, any amounts paid by a Purchaser to the Company in connection with the transactions contemplated herein shall promptly (and in any event within one Business Day) be returned in full to such Purchaser by wire transfer of immediately available funds to the account specified by such Purchaser, without any deduction for or on account of any tax withholding, charges or set-off.

Signature pages follow

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the Effective Date.

CANDID THERAPEUTICS, INC.

By:

Name:

Title:

Signature Page to Subscription Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the Effective Date.

[•]

By:

Name:

Title:

Signature Page to Subscription Agreement

Final Form

Schedule I

SCHEDULE OF PURCHASERS

Exhibit A

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], 2026, is entered into by and among Candid Therapeutics, Inc., a Delaware corporation, Rallybio Corporation, a Delaware corporation (the “Parent”), and the several investors signatory hereto (individually as a “Purchaser” and collectively together with their respective permitted assigns, the “Purchasers”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement by and among the Company and the Purchasers, dated as of March 1, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Subscription Agreement”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Subscription Agreement, the Company has agreed to issue to the Purchasers, and the Purchasers have agreed to purchase, severally and not jointly, an aggregate of up to $505,508,000 of shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the Subscription Agreement.

B. The Company is party to that certain Agreement and Plan of Merger and Reorganization by and among the Company, Farmington Merger Sub, Inc., and Parent, dated as of March 1, 2026 (the “Merger Agreement”), pursuant to which the Company will become a wholly-owned subsidiary of Parent (the “Merger”).

C. Following the Effective Time (as defined in the Merger Agreement), Parent will change its name to Candid Therapeutics, Inc. (“TopCo”);

D. To induce the Purchasers to enter into the Subscription Agreement, the Company has agreed to provide certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1. DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Company” means Candid Therapeutics, Inc. for all periods prior to the Effective Time (as defined in the Merger Agreement) and TopCo for all periods following the Effective Time.

(b) “Filing Deadline” means, with respect to the Initial Registration Statement required hereunder, the 30th calendar day following the Closing Date and, with respect to any New Registration Statements or other Registration Statement filed hereunder, the 21st calendar day following the later of (i) date on which the Company is permitted by SEC Guidance to file such New Registration Statement related to the Registrable Securities and (ii) the date on which the Company becomes aware of the necessity of filing such New Registration Statement related to the Registrable Securities.

(c) “Person” means any individual or entity including but not limited to any corporation, limited liability company, association, partnership, organization, business, individual, governmental or political subdivision thereof or a governmental agency.

(d) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

(e) “Registrable Securities” means (i) all shares of TopCo common stock issued to the Purchasers at the closing of the Merger and (ii) any TopCo common stock issued or issuable with respect to the foregoing as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of (A) the date on which the Purchasers shall have resold all the Registrable Securities covered by the Registration Statement, (B) such Registrable Securities have been previously sold in accordance with Rule 144, (C) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, (D) with respect to Registrable Securities held by a Purchaser that is not an affiliate of the Company, upon exchange of such Registrable Securities for unrestricted shares under an effective registration statement on Form S-4, if available and assuming any applicable legends (if any) are removed from such Registrable Securities in accordance with this Agreement, or if unavailable, another appropriate form filed with the SEC, and (E) five (5) years after the date of this Agreement.

(f) “Registration Expenses” means all registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, the Financial Industry Regulatory Authority, Inc. or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, and (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance); provided that in no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Purchaser or, except to the extent provided for in the Subscription Agreement, any legal fees or other costs of the Purchasers.

(g) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the 1933 Act, that Registers Registrable Securities, including the related preliminary or final prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include a New Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the SEC.

(h) “Required Purchasers” means the Purchasers holding a majority of the Registrable Securities outstanding from time to time, provided that such majority includes each Purchaser who initially purchased (together with its affiliates and affiliated funds) at least $25 million of Closing Shares (as defined in the Subscription Agreement) pursuant to the Subscription Agreement and continues to hold such number of Closing Shares at the relevant time, provided further that such Closing Shares are Registrable Securities at the relevant time.

(i) “SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff (whether or not publicly-available); provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC (and shared with the Purchasers upon request if not publicly-available) and (ii) the 1933 Act.

(j) “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to a Purchaser’s disposition of its Registrable Securities, including any legal fees or other costs of such Purchaser.

2. REGISTRATION.

(a) Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event no later than the Filing Deadline, prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) covering the resale of all of the Registrable Securities. Before filing any Registration Statement, the Company shall furnish to the Purchasers a copy of the Registration Statement. The Purchasers and their respective counsel shall have at least three (3) Business Days prior to the anticipated filing date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus (including any documents incorporated by reference therein), prior to its filing with the SEC. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A. The Company shall (a) consider in good faith any comments as the Purchaser or its counsel may reasonably propose to such document prior to being so filed with the SEC, and (b) not file any Registration Statement or related prospectus or any amendment or supplement thereto containing information regarding the Purchaser to which such Purchaser reasonably (x) objects or (y) believes contains untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such information is required (in the good faith opinion of the Company) to comply with any applicable law or regulation or SEC Guidance. Each Purchaser shall furnish all information with respect to such Purchaser reasonably requested by the Company and as shall be reasonably required in connection with any registration referred to in this Agreement.

(b) Effectiveness. The Company shall use commercially reasonable efforts to have the Initial Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the seventy-fifth (75th) calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (b) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”). The Company shall notify the Purchaser by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective or is supplemented and shall provide the Purchaser with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use commercially reasonable efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the 1933 Act and available for the resale by the Purchasers of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Purchasers shall have resold all the Registrable Securities covered thereby; (ii) the date on which the Registrable Securities may be resold by the Purchasers without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the 1933 Act or any other rule of similar effect and (iii) five (5) years after the date of this Agreement (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c) Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than the Filing Deadline. The Company shall use its commercially reasonable efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof but no later than the earlier of the (i) seventy-fifth (75th) calendar day following the initial filing date of the New Registration Statement if the SEC notifies the Company that it will “review” the New Registration Statement and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of such dates, the “New Registration Effectiveness Deadline”). The provisions of Sections 2(a) and 2(b) shall apply to the New Registration Statement, except as modified hereby.

(d) Allowable Delays. On no more than two (2) occasions in any twelve (12)-month period for not more than thirty (30) consecutive days or for a total of not more than sixty (60) days, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any prospectus included in any Registration Statement, in the event that the Company’s Board of Directors reasonably determines, in good faith and upon advice of legal counsel, that such delay or suspension is necessary to (A) delay the disclosure by the Company in the Registration Statement of material non-public information that the Company has a bona fide business purpose for preserving as confidential and the non-disclosure of which at the time is not, in the good faith opinion of the Company’s Board of Directors, in the best interests of the Company, or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Purchaser in writing (email being sufficient) of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under the applicable Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable. Each Purchaser may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Purchaser not receive notices from the Company otherwise required by this Section 2(d); provided, however, that such Purchaser may later revoke any such Opt-Out Notice in writing, which shall be effective five (5) Business Days after the receipt thereof. Following receipt of an Opt-Out Notice from a Purchaser (unless subsequently revoked), the Company shall not deliver any notices pursuant to this Section 2(d) to such Purchaser and such Purchaser shall no longer be entitled to the rights associated with any such notice.

(e) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act (provided, however, the Company shall be obligated to use commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities) or requires any Purchaser to be named as an “underwriter,”

the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” Each Purchaser shall have the right to have its legal counsel, at such Purchaser’s expense, to review and oversee any registration or matters pursuant to this Section 2(e), including to comment on any written submission made to the SEC with respect thereto. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser (provided that, in the event a Purchaser withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Purchaser in any Registration Statement covering the resale thereof until such time as the SEC no longer requires such Purchaser to be named as an “underwriter” in such Registration Statement or such Purchaser otherwise consents in writing to being so named). Any cut-back imposed on the Purchasers pursuant to this Section 2(e) shall be applied first to any of the Registrable Securities of a Purchaser that the SEC has indicated cannot be included or must be limited in the number of Registrable Securities that can be included, and thereafter shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provides otherwise, or a Purchaser otherwise agrees.

(f) Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another form in accordance with the provisions of this Section 2(f)). If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use commercially reasonable efforts maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

3. RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will promptly notify the Purchasers of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus or for additional information regarding the Purchaser.

(b) Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement, any New Registration Statement or any related prospectus, as applicable, that, (a) as may be necessary to keep such Registration Statement effective for the Registration Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby, or (b) in the reasonable opinion of a Purchaser and the Company, as may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Purchasers at least (1) Business Day prior to filing.

(c) Purchaser Review. The Company will not file any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus, other than documents incorporated by reference, relating to any Purchaser, the Registrable Securities or the transactions contemplated hereby unless (A) the Purchaser and its counsel shall have been advised and afforded the opportunity to review and comment thereon at least three (3) Business Days prior to filing with the SEC and (B) the Company shall have given good faith consideration to any comments thereon received from the Purchaser or its counsel.

(d) Copies Available. The Company will furnish to any Purchaser whose Registrable Securities are included in any Registration Statement and its counsel copies of the Initial Registration Statement, any prospectus thereunder (including all documents incorporated by reference therein), any prospectus supplement thereunder, any New Registration Statement and all amendments to the Initial Registration Statement or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by such Registration Statement, in each case as soon as reasonably practicable upon such Purchaser’s request and in such quantities as such Purchaser may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to the Purchaser to the extent such document is available on EDGAR.

(e) Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Purchasers promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (1) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (2) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (3) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the 1933 Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the 1933 Act or any other law. The Company shall not be required to disclose to the Purchasers (and shall not so disclose to any Purchaser without such Purchaser’s prior written consent) the substance of specific reasons of any of the events set forth in clauses (1) through (3) of the immediately preceding sentence and shall not provide any material non-public information to the Purchasers in such notice (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to any Purchaser, upon request, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement, any New Registration Statement or any prospectus, or prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (3) of the second sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume.

(f) Confirmation of Effectiveness. If reasonably requested by a Purchaser at any time in respect of any Registration Statement, the Company shall deliver to such Purchaser a written confirmation (email being sufficient) from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.

(g) Listing. The Company shall use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Stock Market and any other National Exchange upon which the Registrable Securities are then listed.

(h) Compliance. The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Purchaser in writing if, at any time during the Registration Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchaser is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(h), “Availability Date” means the forty-fifth (45th) day following the end of the fourth (4th) fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth (4th) fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the ninetieth (90th) day after the end of such fourth (4th) fiscal quarter).

(i) Blue-Sky. The Company shall use commercially reasonable efforts to register or qualify or cooperate with a Purchaser and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by such Purchaser; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.

(j) Rule 144. With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of TopCo common stock to the public without registration, for so long as any Registrable Securities are outstanding, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish electronically to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(k) Cooperation. The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request in accordance with the provisions of the Subscription Agreement, and the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

(l) Removal of Restrictive Legends. Without limiting Section 5.09 of the Subscription Agreement, the Company shall use commercially reasonable efforts to cause the Company’s transfer agent to remove any restrictive legend from any Registrable Securities, as promptly as practicable following effectiveness of the applicable Registration Statement.

4. OBLIGATIONS OF THE PURCHASERS.

(a) Purchaser Information. Each Purchaser shall provide a completed Investor Questionnaire in the form attached hereto as Exhibit B or such other form of questionnaire or information reasonably required by the Company in connection with the registration of the Registrable Securities within three (3) Business Days of request by the Company and no later than the end of the third (3rd) Business Day following the date on which such Purchaser receives draft materials in accordance with Section 2(a).

(b) Suspension of Sales. Each Purchaser, severally and not jointly with any other Purchaser, agrees that, upon receipt of any notice from the Company of the existence of an Allowed Delay or Suspension Event, the Purchaser will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Purchaser’s receipt of a notice from the Company confirming the resolution of such Allowed Delay or Suspension Event and that such dispositions may again be made; provided, for the avoidance of doubt, that the foregoing shall not limit the right of a Purchaser to sell or otherwise dispose of the Registrable Securities pursuant to Rule 144 or any other exemption from the registration requirements of the 1933 Act or to settle a transaction pursuant to a Registration Statement as to which a contract for such sale was entered into prior to such Purchaser’s receipt of the notice from the Company of the existence of the Allowed Delay or Suspension Event. The Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Purchaser in accordance with any sale of Registrable Securities pursuant to a Registration Statement with respect to which such Purchaser has entered into a contract for sale prior to such Purchaser’s receipt of the notice from the Company of the existence of the Allowed Delay or Suspension Event.

(c) Purchaser Cooperation. Each Purchaser, severally and not jointly with any other Purchaser, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement or New Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

5. EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of a Purchaser shall be borne by such Purchaser.

6. INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Purchaser, each Person, if any, who controls each Purchaser, the members, shareholders, directors, officers, partners, employees, members, managers, agents, representatives and advisors of each Purchaser and each Person, if any, who controls each Purchaser within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges and costs (including, without limitation, court costs and costs of preparation, reasonable and documented attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed) or reasonable and documented expenses (collectively, “Indemnified Damages”)) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Claims”), to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement or (ii) any violation or alleged violation by the Company or any of its Subsidiaries of the 1933 Act, 1934 Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such Indemnified Damages are incurred and are due and payable in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or such Indemnified Person specifically for use in such Registration Statement and was reviewed and approved in writing by such Purchaser or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a Violation; (C) shall not be available to the extent such Claim is based on a failure of the Indemnified Person to deliver, or cause to be delivered, if required the prospectus to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 8.

(b) In connection with the Initial Registration Statement, any New Registration Statement or any prospectus, each Purchaser, severally and not jointly, agree to indemnify, hold harmless and defend, the Company, each of its directors and officers who signed the Initial Registration Statement or signs any New Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement or (ii) any Violation or alleged Violation by the Purchaser of its obligations under this Agreement, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information about the relevant Purchaser furnished in writing by such Purchaser to the Company expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, any prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Section 8.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the Indemnified Party or Indemnified

Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

8. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Purchasers holding a majority of the Registrable Securities then outstanding (voting together as a single class); provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchaser in connection with such transaction unless such securities are otherwise freely tradable by the Purchaser after giving effect to such transaction, and the prior written consent of the Purchasers holding a majority of the Registrable Securities then outstanding shall not be required for such transaction. No Purchaser may assign its rights under this Agreement, other than to an affiliate of such Purchaser or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Purchaser, without the prior written consent of the Company. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchaser and its successors and permitted assigns.

9. AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (i) the Company and (ii) the Required Purchasers, provided that (i) any party may give a waiver as to itself, (ii) any amendment, modification, supplement or waiver that disproportionately and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser or each Purchaser, as applicable, and (iii) any amendments to Section 6 or to the definitions of “Filing Deadline,” “Effectiveness Deadline,” “New Registration Effectiveness Deadline” or “Registration Period” shall require the written consent of each Purchaser. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Purchasers and that does not adversely directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding a majority of the Registrable Securities to which such waiver or consent relates.

10. MISCELLANEOUS.

(a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) when delivered, in the case of email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth in Schedule I to the Subscription Agreement.

if to the Company:

Candid Therapeutics, Inc.

11622 El Camino Real, Suite 150

San Diego, CA 92130

Attention: [***]

Email: [***]

with a copy to (which shall not constitute notice):

Cooley LLP

10265 Science Center Drive

San Diego, CA 92121

Attention: Charlie Kim; Carlos Ramirez

Email: Ckim@cooley.com; cramirez@cooley.com

or at such other address as the Company or each Purchaser may specify by written notice to the other parties hereto in accordance with this Section 8.02.

(b) No Waiver. No failure or delay on the part of either party hereto in the exercise of any power, right or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other right, power or privilege.

(c) Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury. The provisions of Section 8.05 of the Subscription Agreement are incorporated by reference herein mutatis mutandis.

(d) Entire Agreement. This Agreement, the Subscription Agreement and any other agreement contemplated hereby or thereby (including all schedules and exhibits hereto and thereto) constitute the entire agreement between the parties hereto respecting the subject matter hereof and thereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof and thereof, whether written or oral.

(e) Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) Contract Interpretation. This Agreement is the joint product of each Purchaser and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(i) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person except as expressly provided in this Agreement. Except as set forth in Sections 6, 7 and 8, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(j) Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(k) Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of any Purchaser or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of any Purchaser or of any affiliates or assignees thereof, as such for any obligation of any Purchaser under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to seek specific performance of the agreements and obligations of the Company hereunder and to such other injunction or equitable relief as may be granted by a court of competent jurisdiction.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

COMPANY:

CANDID THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

PARENT:

RALLYBIO CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

PURCHASER:

[NAME]

By:
Name:
Title:

Exhibit A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	distributions to members, partners, stockholders or other equityholders of the selling stockholders;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.

4

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements under the Securities Act.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act (it being understood that the selling stockholders shall not be deemed to be underwriters solely as a result of their participation in this offering). Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the earlier of: (i) the date on which the selling stockholders shall have resold or otherwise disposed of all the shares covered by this prospectus and (ii) the date on which the shares covered by this prospectus no longer constitute “Registrable Securities” as such term is defined in the Registration Rights Agreement, such that they may be resold by the selling stockholders without registration and without regard to any volume or manner-of-sale limitations and without current public information pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

Exhibit B

Investor Questionnaire

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Investor

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Investor:

Telephone:

E-Mail:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐   No ☐

Note: If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐

Note: If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Investor.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Investor:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name: Title:

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